EXHIBIT 99.1

CONTACTS:
Shmuel Arvatz                               Howard Kalt
Chief Financial Officer                     Kalt Rosen & Co.
+972-3-7659467                              (415) 397-2686
Shmuel.Arvatz@clicksoftware.com             info@KRC-IR.com

            CLICKSOFTWARE REPORTS RECORD REVENUES FOR THE 4TH QUARTER
                        AND YEAR ENDED DECEMBER 31, 2004

BURLINGTON, MA, FEBRUARY 9, 2005 - ClickSoftware Technologies, Ltd., (NasdaqSC:
CKSW), the leading provider of end-to-end service chain optimization software, today announced record revenues results for the fourth quarter and year ended December 31, 2004.

For the fourth quarter ended December 31, 2004, total revenues were $6.8 million, with consolidated net income of $428,000, or $0.02 per share. This compares with revenues of $6.3 million and net income of $723,000, or $0.03 per share, for the same period last year, and revenues of $5.5 million and consolidated net income of $183,000, or $0.01 per share, for the third quarter of 2004.

Software license revenues for the fourth quarter of 2004 were $3.9 million, while service revenues were $2.9 million. This compares to software license revenues of $3.0 million and service revenues of $3.3 million for the same period last year, and $2.5 million in software license revenues and $3.0 million in service revenues in the third quarter of 2004.

Gross profit in the fourth quarter of 2004 was $4.5 million, or 66% of revenues, compared to $4.3 million, or 68% of revenues, in the same period last year, and $3.7 million, or 67% of revenues, in the third quarter of 2004.

As of December 31, 2004, the company had cash, cash equivalents and short and long-term investments of $12.0 million up from $11.7 million at the end of the December 31, 2003, and down from $12.7 million as of September 30, 2004.

Deferred revenues as of the end of the fourth quarter of 2004 were $3.0 million, compared to $3.8 million at the end of the third quarter of 2004.

"We are very pleased with the record level of revenues we achieved. The story behind the financial results is very encouraging. We had six transactions with new accounts; two of which are large," said Dr. Moshe BenBassat, Chairman and CEO of Clicksoftware. "This is our 8th consecutive quarter in which we are profitable. Our strategy at this point in our development is to maintain a reasonable level of profitability while investing in the expansion of our operations to realize our growth potential. With a significant number of successful deployments in 2004, rich pipeline, and overall very strong industry awareness, I believe that we are riding a strong momentum".

FULL-YEAR RESULTS
Total revenues for 2004 were $22.7 million with consolidation net income of $0.9 million, or $0.03 per share. This compares with revenues of $22.4 million and a net income of $1.7 million, or $0.06 per share, for 2003.

OUTLOOK
The Company began 2005 with a backlog of signed contracts, including deferred revenues, representing nearly 50% of 2004 total revenues, most of which is expected to mature during 2005. Together with a substantial pipeline of potential transactions in advanced stages of the sales process, the company currently believes that for all of 2005, revenues should grow 20% to 30% over 2004, resulting in full-year revenues of $27.3 million to $29.6 million in 2005.

INVESTOR CONFERENCE CALL
ClickSoftware will host a conference call today at 8:30 a.m. EST to discuss these results and answer questions from the investment community. To participate, please call (800) 683-1585 and ask for the ClickSoftware conference call. International participants, please call (973) 935-2407. The conference call will be simultaneously webcast (in listen mode only) and is available via the Internet at http://www.clicksoftware.com. A replay of this call will be available on the ClickSoftware website, or by calling (877) 519-4471 (international callers can dial (973) 341-3080). The passcode for the replay is 5593898.

ABOUT CLICKSOFTWARE
ClickSoftware is the leading provider of workforce and service optimization solutions that maximize workforce productivity and customer satisfaction while minimizing operations costs. ClickSoftware's ServiceOptimization Suite provides an integrated, intelligent solution for automatic, efficient, and effective decisions over the entire service decision-making chain. It includes reliable customer demand and workload forecasting, strategic and tactical capacity planning, daily service scheduling, troubleshooting and repair support, wireless workforce management, and business analytics, connecting all organizational levels and functions.

The company is headquartered in Burlington, MA and Israel, with offices in North America, Europe and Asia Pacific. For more information about ClickSoftware, call
(781) 272-5903 or (888) 438-3308 or visit http://www.clicksoftware.com.

This press release contains express or implied forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Exchange Act. These forward-looking statements include, but are not limited to, those regarding future results of operations; visibility into future periods; anticipated growth; Pipeline for future sales, including the size and volume of potential transactions; performance of strategic and channel partners in transactions, and expectations regarding future closing of contracts and related revenue recognition. Such "forward-looking statements" involve known and unknown risks, uncertainties and other factors, which may cause actual results or performance to be materially different from those projected. ClickSoftware's achievement of these results may be affected by many factors, including among others, the following: risks and uncertainties regarding the general economic outlook; the length of or changes in the company's sales cycle; the company's ability to identify potential customers and to close sales to potential customers in a timely manner; the company's ability to generate revenue from potential transactions including the probability of closure and the revenue attributable to each potential transaction; the company's ability to recognize revenues, including deferred revenues, in a timely manner; the company's ability to establish, maintain or increase relationships with strategic partners; the size of transactions the company is able to complete; the ability of the company's professional services group to successfully complete implementations; and the company's ability to compete and the level of competition. The forward-looking statements contained in this press release are subject to other risks and uncertainties, including those discussed in ClickSoftware's annual report on Form 10-K for the year ended December 31, 2003 and subsequent filings with the Securities and Exchange Commission.

Note:  Financial Schedules Attached

                         CLICKSOFTWARE TECHNOLOGIES LTD.

                           CONSOLIDATED BALANCE SHEETS
                        (IN THOUSANDS, EXCEPT SHARE DATA)


                                                                 DECEMBER 31,   DECEMBER 31,
                                                                     2004          2003
                                                                   --------      --------
                      ASSETS

CURRENT ASSETS
   CASH AND CASH EQUIVALENTS                                       $  4,196      $  7,695
   SHORT-TERM INVESTMENTS                                             7,533         3,394
   TRADE RECEIVABLES, NET                                             5,317         3,362
   OTHER RECEIVABLES AND PREPAID EXPENSES                               982           722
                                                                   --------      --------
                           TOTAL CURRENT ASSETS                      18,028        15,173
                                                                   --------      --------

FIXED ASSETS
   COST                                                               3,713         4,118
   LESS - ACCUMULATED DEPRECIATION                                    2,646         3,195
                                                                   --------      --------
                                                                      1,067           923
                                                                   --------      --------

   LONG-TERM INVESTMENTS                                                264           580
   SEVERANCE PAY DEPOSITS                                               890           779
                                                                   --------      --------

                           TOTAL ASSETS                            $ 20,249      $ 17,455
                                                                   ========      ========


                      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
   ACCOUNTS PAYABLE AND ACCRUED EXPENSES                           $  4,731      $  4,077
   DEFERRED REVENUES                                                  2,969         2,275
                                                                   --------      --------
                                 TOTAL CURRENT LIABILITIES            7,700         6,352
                                                                   --------      --------

LONG TERM LIABILITIES
   ACCRUED SEVERANCE PAY                                              1,677         1,490
                                                                   --------      --------
                          TOTAL LONG-TERM LIABILITIES                 1,677         1,490
                                                                   --------      --------

                          TOTAL LIABILITIES                           9,377         7,842
                                                                   --------      --------

SHAREHOLDERS' EQUITY
   ORDINARY SHARES OF NIS 0.02 PAR VALUE                                110           109
   ADDITIONAL PAID-IN CAPITAL                                        70,930        70,276
   DEFERRED STOCK COMPENSATION                                         (309)            -
   ACCUMULATED DEFICIT                                              (59,816)      (60,729)
   TREASURY STOCK, AT COST:  39,000 SHARES                              (43)          (43)
                                                                   --------      --------
                          TOTAL SHAREHOLDERS' EQUITY                 10,872         9,613
                                                                   --------      --------

                      TOTAL LIABILITY AND SHAREHOLDERS' EQUITY     $ 20,249      $ 17,455
                                                                   ========      ========

                         CLICKSOFTWARE TECHNOLOGIES LTD.

                      CONSOLIDATED STATEMENTS OF OPERATIONS
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                THREE MONTHS ENDED

                                                               DECEMBER 31, 2004                   DECEMBER 31, 2003
                                                          -----------------------------      ------------------------------
                                                               $           % OF REVENUES          $            % OF REVENUES
                                                          ------------     ------------      ------------      ------------

REVENUES:
       SOFTWARE LICENSE                                   $      3,943               58%     $      2,951                47%
       SERVICES                                                  2,878               42%            3,356                53%
                                                          ------------     ------------      ------------      ------------
             TOTAL REVENUES                                      6,821              100%            6,307               100%
                                                          ------------     ------------      ------------      ------------

COST OF REVENUES:
       SOFTWARE LICENSE                                            523                8%              172                 3%
       SERVICES                                                  1,765               26%            1,862                29%
                                                          ------------     ------------      ------------      ------------
             TOTAL COST OF REVENUES                              2,288               34%            2,034                32%
                                                          ------------     ------------      ------------      ------------


GROSS PROFIT                                                     4,533               66%            4,273                68%
                                                          ------------     ------------      ------------      ------------

OPERATING EXPENSES:
       RESEARCH AND DEVELOPMENT COSTS, NET                         757               11%              503                 8%
       SELLING AND MARKETING EXPENSES                            2,713               40%            2,056                33%
       GENERAL AND ADMINISTRATIVE EXPENSES                         708               10%              990                16%
       AMORTIZATION OF DEFERRED STOCK-BASED
       COMPENSATION                                                  3                0%                -                 -
                                                          ------------     ------------      ------------      ------------


             TOTAL OPERATING EXPENSES                            4,181               61%            3,549                57%
                                                          ------------     ------------      ------------      ------------

INCOME FROM OPERATIONS                                             352                5%              724                11%
INTEREST AND OTHER INCOME (EXPENSES), NET                           76                1%               (1)                0%
                                                          ------------     ------------      ------------      ------------
NET INCOME                                                $        428                6%     $        723                11%
                                                          ------------     ------------      ------------      ------------

NET INCOME  PER ORDINARY SHARE:
BASIC                                                     $       0.02                       $       0.03
                                                          ------------                       ------------
DILUTED                                                   $       0.02                       $       0.03
                                                          ------------                       ------------
SHARES USED IN COMPUTING BASIC NET INCOME PER SHARE         27,319,177                         26,379,342
                                                          ------------                       ------------
SHARES USED IN COMPUTING DILUTED NET INCOME PER SHARE       28,293,031                         28,455,655
                                                          ------------                       ------------

                         CLICKSOFTWARE TECHNOLOGIES LTD.

                      CONSOLIDATED STATEMENTS OF OPERATIONS
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                               YEAR ENDED

                                                               DECEMBER 31, 2004                 DECEMBER 31, 2003
                                                          ---------------------------      --------------- -----------
                                                               $         % OF REVENUES          $         % OF REVENUES
                                                          -----------     -----------      -----------     -----------
REVENUES:
       SOFTWARE LICENSE                                   $    10,603              47%     $    10,622              47%
       SERVICES                                                12,102              53%          11,788              53%
                                                          -----------     -----------      -----------     -----------
             TOTAL REVENUES                                    22,705             100%          22,410             100%
                                                          -----------     -----------      -----------     -----------
COST OF REVENUES:
       SOFTWARE LICENSE                                         1,109               5%             955               4%
       SERVICES                                                 6,395              28%           6,631              30%
                                                          -----------     -----------      -----------     -----------
             TOTAL COST OF REVENUES                             7,504              33%           7,586              34%
                                                          -----------     -----------      -----------     -----------

GROSS PROFIT                                                   15,201              67%          14,824              66%
                                                          -----------     -----------      -----------     -----------
OPERATING EXPENSES:
       RESEARCH AND DEVELOPMENT COSTS, NET                      2,710              12%           1,911               8%
       SELLING AND MARKETING EXPENSES                           8,939              39%           7,836              35%
       GENERAL AND ADMINISTRATIVE EXPENSES                      2,809              13%           3,494              16%
       AMORTIZATION OF DEFERRED STOCK-BASED
       COMPENSATION                                                 9               0%             101               0%
                                                          -----------     -----------      -----------     -----------

             TOTAL OPERATING EXPENSES                          14,467              64%          13,342              59%
                                                          -----------     -----------      -----------     -----------
INCOME FROM OPERATIONS                                            734               3%           1,482               7%
INTEREST AND OTHER INCOME, NET                                    179               1%             259               1%
                                                          -----------     -----------      -----------     -----------
NET INCOME                                                $       913               4%     $     1,741               8%
                                                          -----------     -----------      -----------     -----------

NET INCOME  PER ORDINARY SHARE:
BASIC                                                     $      0.03                      $      0.07
                                                          -----------                      -----------
DILUTED                                                   $      0.03                      $      0.06
                                                          -----------                      -----------
SHARES USED IN COMPUTING BASIC NET INCOME PER SHARE        27,202,804                       25,847,758
                                                          -----------                      -----------
SHARES USED IN COMPUTING DILUTED NET INCOME PER SHARE      28,336,450                       26,874,351
                                                          -----------                      -----------